Exhibit 21.1
Colony Financial, Inc.
List of Subsidiaries

Subsidiary Name	State or Jurisdiction of Formation
CFI 2011 CRE Holdco, LLC	Delaware
CFI 2011-2 CRE Holdco, LLC	Delaware
CFI 2012 CRE ADC Holdco, LLC	Delaware
CFI 2013 CRE ADC Holdco, LLC	Delaware
CFI BMO II TRS Investor, LLC	Delaware
CFI Bow TRS Investor, LLC	Delaware
CFI Bulls TRS Investor, LLC	Delaware
CFI CSFR Investor, LLC	Delaware
CFI DB Holding, LLC	Delaware
CFI EXR Loan Funding, LLC	Delaware
CFI FCDC Holdco, LLC	Delaware
CFI Hearthstone Investor, LLC	Delaware
CFI Hunt TRS Investor, LLC	Delaware
CFI Inland Investor, LLC	Delaware
CFI JIH TRS, LLC	Delaware
CFI Milestone North Holdco, LLC	Delaware
CFI Panning Cortland, LLC	Delaware
CFI RE Holdco, LLC	Delaware
CFI RE Masterco, LLC	Delaware
CFI RS Holding, LLC	Delaware
CFI Shadow Investor, LLC	Delaware
CFI TRS, LLC	Delaware
Col Hunt A (Lux) S.à r.l.	Luxembourg
Col Hunt B (Lux) S.à r.l.	Luxembourg
Col Hunt Holdco A Limited	Cayman
Col Hunt Holdco B Limited	Cayman
ColAlpha, S.à r.l.	Luxembourg
ColFin 2011 ADC Funding, LLC	Delaware
ColFin 2011 ADC Holding, LLC	Delaware
ColFin 2011 CRE Funding, LLC	Delaware
ColFin 2011 CRE Holdco, LLC	Delaware
ColFin 2011-2 CRE Funding, LLC	Delaware
ColFin 2011-2 CRE Holdco, LLC	Delaware
ColFin 2012 CRE ADC Funding, LLC	Delaware
ColFin 2012 CRE ADC Holdco, LLC	Delaware
ColFin 2013 CRE ADC Funding, LLC	Delaware
ColFin 2013 CRE ADC Holdco, LLC	Delaware
ColFin 666 Funding, LLC	Delaware
ColFin Alpha Funding, LLC	Delaware
ColFin ALS Funding, LLC	Delaware
ColFin ARP Funding, LLC	Delaware
ColFin Ash Funding, LLC	Delaware
ColFin Atrium Funding, LLC	Delaware
ColFin Axle Funding, LLC	Delaware
ColFin BAMO II Funding A, LLC	Delaware
ColFin BAMO II Funding B, LLC	Delaware

Subsidiary Name	State or Jurisdiction of Formation
ColFin Bow Funding A, LLC	Delaware
ColFin Bow Funding B, LLC	Delaware
ColFin Bulls A Finance Sub, LLC	Delaware
ColFin Bulls B Finance Sub, LLC	Delaware
ColFin Bulls Funding A, LLC	Delaware
ColFin Bulls Funding B, LLC	Delaware
ColFin Cabo Palm Funding, LLC	Delaware
ColFin Cal Funding II, LLC	Delaware
ColFin Cal Funding, LLC	Delaware
ColFin Cambridge Funding, LLC	Delaware
ColFin CAOP Palm Funding, LLC	Delaware
ColFin Collegetown Funding, LLC	Delaware
ColFin CorAmerica Mizner Funding, LLC	Delaware
ColFin Court Square Funding, LLC	Delaware
ColFin Court Square GP, LLC	Delaware
ColFin DB Funding, LLC	Delaware
ColFin DB Guarantor, LLC	Delaware
ColFin Elkridge Funding, LLC	Delaware
ColFin FCDC Funding, LLC	Delaware
ColFin Grand Cul Funding, LLC	Delaware
ColFin Grand Cul-de-Sac Funding, S.à r.l.	Delaware
ColFin Hearthstone Funding, LLC	Delaware
ColFin Hearthstone Investor, LLC	Delaware
ColFin Highland Funding, LLC	Delaware
ColFin Hunt Holdco A, LLC	Delaware
ColFin Hunt Holdco B, LLC	Delaware
ColFin Inland Funding, LLC	Delaware
ColFin Inland Investor, LLC	Delaware
ColFin J-11 Funding, LLC	Delaware
ColFin JIH Funding, LLC	Delaware
ColFin JIH Holdco, LLC	Delaware
ColFin JIH Mezzco A, LLC	Delaware
ColFin JIH Opco, LLC	Delaware
ColFin London Funding, LLC	Delaware
ColFin Mack Funding, LLC	Delaware
ColFin Marin Funding, LLC	Delaware
ColFin Merit Funding, LLC	Delaware
ColFin Metro Funding, LLC	Delaware
ColFin MF5 Funding, LLC	Delaware
ColFin Midwest Funding, LLC	Delaware
ColFin Midwest NNN Holdco, LLC	Delaware
ColFin Midwest NNN Investor, LLC	Delaware
ColFin Milestone North Funding, LLC	Delaware
ColFin Milestone West Funding, LLC	Delaware
ColFin Minot Funding, LLC	Delaware
ColFin Mizner Funding, LLC	Delaware
ColFin Multifamily Funding, LLC	Delaware
ColFin NW Funding, LLC	Delaware
ColFin Palm Funding, LLC	Delaware
ColFin PGRESS JV, L.P.	Delaware
ColFin PHX Tower Funding, LLC	Delaware

Subsidiary Name	State or Jurisdiction of Formation
ColFin Shadow Funding, LLC	Delaware
ColFin Shadow Investor, LLC	Delaware
ColFin STC Funding, LLC	Delaware
ColFin SXC Funding, LLC	Delaware
ColFin SXC Lender, LLC	Delaware
ColFin THL Mezz 1, LLC	Delaware
ColFin THL Mezz 2, LLC	Delaware
ColFin THL Mezz Holdco, LLC	Delaware
ColFin WAC Funding, LLC	Delaware
ColFin Wall 42 Funding, LLC	Delaware
ColFin Whitney Funding, LLC	Delaware
ColFin Wickfield Funding, LLC	Delaware
ColFin WLH Land Acquisitions, LLC	Delaware
ColFin-O EXR LF II Borrower, LLC	Delaware
ColFin-O EXR LF II, LLC	Delaware
ColFin-O EXR Loan Funding I, LLC	Delaware
ColFin-O EXR Loan Funding II, LLC	Delaware
ColFord (Lux) S.à r.l.	Luxembourg
Colony AMC Milestone North, LLC	Delaware
Colony AMC Milestone West, LLC	Delaware
Colony Financial AMC, LLC	Delaware
Colony Financial Holdco, LLC	Delaware
Colony Financial QRS, LLC	Delaware
Colony Funds Sants S.à r.l.	Luxembourg
Colony Mortgage Capital, LLC	Delaware
Colony Mortgage Sub A, LLC	Delaware
CAH Operating Partnership, L.P.	Delaware
Matrix CDCF-CFI Advisors VI, LLC	Delaware
Portfolio 8 Investors, LLC	Delaware
Walker & Dunlop Multifamily Bridge Limited Partnership	Delaware
W&D Interim Lender, LLC	Delaware